UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 16, 2021

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

001-37394

(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of	(IRS Employer Identification Number)
Incorporation or Organization)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Black Knight, Inc. (the "Company") Annual Meeting of Shareholders was held June 16, 2021 (the “Annual Meeting”). As of April 19, 2021, the record date for the Annual Meeting, 156,614,664 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting.

On June 11, 2021, William P. Foley, II, who served as a director and Chairman of the Board of the Company, notified the Black Knight Board of Directors (the “Board”) of his intention to retire from the Board when his term ended at the Annual Meeting. Mr. Foley decided not to stand for re-election at the Annual Meeting in order to reduce the overall number of public company boards on which he serves. As a result, Proposal 1 below does not include the election of Mr. Foley to the Board.

The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1.	To elect six directors to serve until the Company’s 2022 Annual Meeting of Shareholders.

	FOR	WITHHELD	BROKER NON-VOTERS
Anthony M. Jabbour*	130,534,631	3,538,754	10,833,505
Catherine L. Burke	133,424,405	648,980	10,833,505
Thomas M. Hagerty	101,798,022	32,275,363	10,833,505
Joseph M. Otting	133,816,415	256,970	10,833,505
John D. Rood	133,786,515	286,870	10,833,505
Nancy L. Shanik	133,815,487	257,898	10,833,505

     *Following the Annual Meeting, Anthony M. Jabbour serves as Chairman of the Board.

Directors whose term of office as a director continued after the meeting are as follows:

Class I (term expires at the 2022 Annual Shareholders Meeting): David K. Hunt and Ganesh B. Rao.

2.	To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTERS
119,967,016	13,788,450	317,919	10,833,505

3.	Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

FOR	AGAINST	ABSTAIN
143,638,590	1,223,516	44,784

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date:	June 17, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel